UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2018

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 207-2100

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

(e) As previously reported, prior to June 27, 2018, John (Jamie) J. Reyle held the titles of Interim Chief Executive Officer and Interim President among his titles as an officer of RAIT Financial Trust (“RAIT”) and Alfred J. Dilmore held the titles of Interim Chief Financial Officer and Interim Treasurer among his titles as an officer of RAIT and, effective June 27, 2018, in recognition of Mr. Reyle’s and Mr. Dilmore’s respective service to RAIT, RAIT’s Board of Trustees (the “Board”) approved the modification of those titles to remove the word “Interim” from them. As a result of these Board actions, as previously reported, Mr. Reyle now serves as RAIT’s Chief Executive Officer and President and continues to serve as RAIT’s General Counsel and Mr. Dilmore now serves as RAIT’s Chief Financial Officer and Treasurer and continues to serve as RAIT’s Chief Accounting Officer. As previously reported, RAIT and Mr. Reyle are parties to an Employment Agreement dated as of April 21, 2017, as modified by a Letter Agreement dated as of February 27, 2018 (collectively, the “Prior JR Agreement”) setting forth the terms and conditions of Mr. Reyle’s employment by RAIT. As previously reported, RAIT Financial Trust and Mr. Dilmore are parties to an Employment Agreement, dated as of August 22, 2017 (the “Prior AD Agreement,” and, together with the Prior JR Agreement, the “Prior Agreements”)) setting for the terms and conditions of Mr. Dilmore’s employment by RAIT.

In response to the Board’s actions described above, on July 19, 2018, the Compensation Committee (the “Compensation Committee”) of the Board approved amending and restating each of the Prior Agreements primarily to modify terms that were no longer applicable due to the ending by the Board of Mr. Reyle’s and Mr. Dilmore’s interim status and to otherwise update the Prior Agreements. On July 19, 2018, effective June 27, 2018, RAIT and Mr. Reyle entered into an Amended and Restated Employment Agreement (the “A&R JR Employment Agreement”) which amended and restated the Prior JR Agreement and provides for his compensation, grounds for termination and severance, non-competition, non-solicitation, intellectual property and confidentiality covenants and other customary provisions. On July 19, 2018, effective June 27, 2018, RAIT and Mr. Dilmore entered into an Amended and Restated Employment Agreement (the “A&R AD Employment Agreement”) which amended and restated the Prior AD Agreement and provides for his compensation, grounds for termination and severance, non-competition, non-solicitation, intellectual property and confidentiality covenants and other customary provisions.

The foregoing description of the A&R JR Employment Agreement and the A&R AD Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R JR Employment Agreement and the A&R AD Employment Agreement filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 19, 2018, RAIT held its 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) to vote on the following matters, which are described in detail in RAIT’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement ”) filed on May 29, 2018 with the Securities and Exchange Commission (the “SEC”): (i) to elect the following five Trustees named in the Proxy Statement to serve on the Board until the next annual meeting of shareholders in 2019 and, thereafter, until their successors are duly elected and qualified: Michael J. Malter, Justin P. Klein, John J. Reyle, Jon C. Sarkisian and Thomas D. Wren (“Proposal 1”); (ii) to approve the selection of KPMG LLP as the independent registered public accounting firm for RAIT for the fiscal year ending December 31, 2018 (“Proposal 2”); (iii) to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement for the 2018 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2017 Summary Compensation Table and the other related compensation tables and narrative discussion (“Proposal 3”); and (iv) to approve granting discretionary authority to the Board to amend RAIT’s declaration of trust (the “DOT”) to effect a reverse share split that results in a combination of RAIT”s common shares (the “Common Shares”) at a ratio between more than 10 shares into one share up to 50 shares into one share, inclusive, such ratio to be determined by the Board at a later date (“Proposal 4”).

At the 2018 Annual Meeting, 79,445,373 Common Shares entitled to vote at the 2018 Annual Meeting were represented in person or by proxy, constituting a quorum consisting of approximately 85.86% of the Common Shares entitled to vote at the 2018 Annual Meeting.

At the 2018 Annual Meeting, pursuant to the Proxy Statement, the voting results were as follows:

Proposal 1. Each of the following five nominees recommended by the RAIT Board were elected to the Board to serve on our Board until the next annual meeting of shareholders in 2019 and, thereafter, until their successors are duly elected and qualified as follows:

Trustee	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Malter	38,860,311	5,165,588	35,419,473
Justin P. Klein	35,541,768	8,484,131	35,419,473
John J. Reyle	38,725,186	5,300,713	35,419,473
Jon C. Sarkisian	38,780,686	5,245,213	35,419,473
Thomas D. Wren	34,869,796	9,156,103	35,419,473

At the time of the 2018 Annual Meeting, the five nominees listed above were the only candidates nominated for election. As previously reported in RAIT’s Current Report on Form 8-K filed June 28, 2018, a sixth nominee named in the Proxy Statement resigned from the Board on June 27, 2018 and his nomination for election to the Board at the 2018 Annual Meeting was withdrawn.

Proposal 2. The proposal to approve the selection of KPMG LLP as RAIT’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved as follows:

Votes For	74,381,292
Votes Withheld	4,772,624
Abstain	291,456
Broker Non-Votes	0

Proposal 3. The proposal to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement, was not approved as follows:

Votes For	21,101,380
Votes Withheld	22,278,676
Abstain	645,843
Broker Non-Votes	35,419,473

Proposal 4. The proposal to approve granting discretionary authority to the Board to amend the DOT to effect a reverse share split was approved (the “Proposal 4 Approval”) as follows:

Votes For	64,355,050
Votes Withheld	14,253,060
Abstain	837,261
Broker Non-Votes	0

Item 8.01. Other Events.

Reverse Stock Split

On July 19, 2018, pursuant to authority granted to the Board by the shareholders of RAIT due to the Proposal 4 Approval, the Board authorized a reverse stock split (the “Reverse Stock Split”) of RAIT’s common shares of beneficial interest, par value $0.03 per share (the “Common Shares”), that will become effective at 4:10 PM Eastern time on August 13, 2018 (the “Effective Date”). The Common Shares will begin trading on a split-adjusted basis when the market opens on Tuesday, August 14, 2018.

When the Reverse Stock Split becomes effective, every fifty Common Shares issued and outstanding will be automatically combined into one issued and outstanding Common Share. Upon the effective date of the Reverse Stock Split, the 92,532,749 Common Shares outstanding at July 18, 2018 will be reduced to approximately 1,850,654 Common Shares, assuming no additional Common Shares are issued through the Effective Date. Common Shares will continue trading on the OTCQB under the symbol “RASF” but will trade under a new CUSIP number to be obtained. The par value of Common Shares will change to $1.50 per share after the Reverse Stock Split from $0.03 per share prior to the Reverse Stock Split. The Reverse Stock Split will change the number of Common Shares outstanding but will not change the number of authorized Common Shares.

No fractional shares will be issued in connection with the Reverse Stock Split, except as provided below. Following the completion of the Reverse Stock Split, RAIT’s transfer agent, American Stock Transfer & Trust (the “Transfer Agent”), will aggregate all fractional shares that otherwise would have been issued as a result of the Reverse Stock Split and those shares will be sold into the market. Shareholders who would otherwise hold a fractional Common Share will receive a cash payment from the proceeds of that sale in lieu of such fractional share. With respect to Common Shares held in RAIT’s Dividend Reinvestment and Share Purchase Plan (the “DRSPP”) accounts, fractional shares will be issued in accordance with the terms of the DRSPP.

Common Shareholders who hold in “street name” in their brokerage accounts do not have to take any action as a result of the Reverse Stock Split. Their accounts will be automatically adjusted to reflect the number of shares owned. A transmittal letter relating to the Reverse Stock Split will be sent to record holders of certificates of Common Shares and Common Shareholders who own their shares in electronically recorded registered form after these actions become effective. Common Shareholders who receive this letter should follow the instructions in that letter. All Common Shares issued in connection with the Reverse Stock Split for certificated shares or shares in electronically recorded registered form shall be in electronically recorded registered form.

The Reverse Stock Split will not affect RAIT’s preferred shares, including the number of authorized or outstanding RAIT preferred shares or the dividend rate per share of any outstanding RAIT preferred shares.

Upon the Effective Date, RAIT expects to make adjustments to certain terms of its outstanding securities, including RAIT’s 4.00% Convertible Senior Notes due 2033 (the “4.00% Convertible Senior Notes”) and 7.00% Convertible Senior Notes due 2031 (the “7.00% Convertible Senior Notes”). Upon the Effective Date, RAIT expects that the respective conversion rates of its 4.00% Convertible Senior Notes and its 7.00% Convertible Senior Notes will be adjusted in accordance with their respective terms as follows:

•	the conversion rate of its 4.00% Convertible Senior Notes will adjust from 108.5803 Common Shares per $1,000 principal amount of such notes (equivalent to a conversion price of approximately $9.21 per common share) to 2.1716 Common Shares per $1,000 principal amount of such notes (equivalent to a conversion price of approximately $460.50 per common share); and

•	the conversion rate of its 7.00% Convertible Senior Notes will adjust from 206.0859 Common Shares per $1,000 principal amount of such notes (equivalent to a conversion price of approximately $4.85 per common share) to 4.1217 Common Shares per $1,000 principal amount of such notes (equivalent to a conversion price of approximately $242.50 per common share).

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a discussion of material United States federal income tax consequences of the Reverse Stock Split which is incorporated herein by reference.

Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference, contains certain selected financial data, including a restatement of RAIT’s weighted average Common Shares outstanding and RAIT’s per share amounts, that revise the historical audited selected financial data as of and for RAIT’s fiscal years ended December 31, 2017, 2016, 2015, 2014 and 2013 contained in Item 6 of RAIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 captioned “Selected Financial Data” to give effect to the Reverse Stock Split.

Forward-Looking Statements

This report may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “will,” “purpose,” “enable,” “regain,” “believes,” “may,” “potentially,” “continues,” “progress,” “exploration,” or other similar words or terms. Such forward-looking statements include, but are not limited to, any statements regarding the future trading of the Common Shares after the Reverse Stock Split. Such statements are subject to known and unknown risks, uncertainties and contingencies that may cause actual results to differ materially from the expectations, intentions, beliefs, plans, estimates or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, whether the trading price of the Common Shares declines after the announcement or effectiveness of the Reverse Stock Split due to market conditions or other reasons; and other factors described in RAIT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other filings with the SEC. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Board Committee Membership

After the Annual Meeting on July 19, 2018, the Board terminated the Board’s Special Committee described in the Proxy Statement and appointed the following Trustees to serve on the Board’s four remaining standing committees, the Audit Committee, Compensation Committee, Nominating and Governance Committee (the “Nominating and Governance Committee”) and Risk Management Committee:

•	Audit Committee: Thomas D. Wren, Chairman, Michael J. Malter and Jon C. Sarkisian;

•	Compensation Committee: Jon C. Sarkisian, Chairman, Michael J. Malter and Thomas D. Wren;

•	Nominating and Governance Committee: Justin P. Klein, Chairman, Michael J. Malter and Jon C. Sarkisian; and

•	Risk Management Committee: Jon C. Sarkisian, Chairman, Justin P. Klein and Thomas D. Wren

Amended and Restated Chairman Agreement

As previously reported, on February 26, 2018, RAIT entered into a Non-Executive Chairman Agreement (the “Prior Chairman Agreement”) with Michael J. Malter, Chairman of the Board. After the Annual Meeting on July 19, 2018, the Board, upon the recommendation of the Nominating and Governance Committee and with the approval of the Compensation Committee, re-elected Mr. Malter to continue to serve as the independent, non-executive Chairman of the Board for a term continuing until the adjournment of RAIT’s 2019 Annual Meeting of Shareholders and approved amending and restating the Prior Chairman Agreement (the “A&R Chairman Agreement”) to update Mr. Malter’s additional responsibilities and reduce his annualized compensation from $750,000 to $500,000. On July 19, 2018, RAIT and Mr. Malter entered into the A&R Chairman Agreement.

The foregoing description of the A&R Chairman Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Chairman Agreement filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement dated as of July 19, 2018 between RAIT Financial Trust (“RAIT”) and John J. Reyle.

10.2	Amended and Restated Employment Agreement dated as of July 19, 2018 between RAIT and Alfred J. Dilmore.

10.3	Amended and Restated Non-Executive Chairman Agreement dated as of July 19, 2018 between RAIT and Michael J. Malter.

99.1	U.S. Federal Income Tax Consequences of the Reverse Stock Split.

99.2	Selected Financial Data as of and for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, revised to reflect a fifty for one reverse stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

July 20, 2018	By:	/s/ John J. Reyle
	Name:	John J. Reyle
	Title:	Chief Executive Officer, President and General Counsel